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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

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We consent to the incorporation by reference in this Registration Statement of
Nextel International, Inc. and subsidiaries on Form S-8 of our report dated February 19, 1998, appearing in the Annual Report on Form 10-K of Nextel International, Inc. and subsidiaries for the year ended December 31, 1997.



/s/ DELOITTE & TOUCHE LLP
Seattle, Washington



September 17, 1998